EXHIBIT 99.1

News Release

National Penn Bancshares, Inc.
Reports Record 2006 Earnings
Announcement Marks 29th Year of Improved Earnings for Company

Contact:	Catharine S. Bower, Communications Manager
(610) 369-6618 or csbower@natpennbank.com

BOYERTOWN, Pa., January 23, 2007 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, today announced financial results for calendar year 2006, including the quarter ended December 31, 2006.

Net income for calendar year 2006 was a record $64.1 million, a 9.6% increase over 2005 net income of $58.5 million. On a diluted earnings per share basis, 2006 net income was $1.33 compared to $1.29 for 2005.

Net income for fourth quarter 2006 was $16.4 million, or $0.34 per diluted share, compared to net income of $15.9 million, or $0.35 per diluted share, for the same period a year ago. Included in net income for 2006 and 2005 were recoveries of $2.7 million and $3.5 million, respectively, on the 2004 fraud loss.

National Penn’s 2006 earnings produced returns on average assets and average shareholders’ equity of 1.24% and 12.64%, respectively. Return on average tangible equity was 27.06% in 2006.1

______________
1 Return on average tangible equity is a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure to the comparable GAAP financial measure is presented in the reconciliation tables immediately following the text of this press release.

This year represents National Penn’s 29th consecutive year of increased earnings and 29th consecutive year of increased cash dividends. It also marked the 29th consecutive year of stock dividends or splits on National Penn stock. All per share information has been restated to reflect the 3% stock dividend on September 30, 2006.

The company had total assets at December 31, 2006 of $5.45 billion and total deposits of $3.83 billion. The allowance for loan and lease losses as of December 31, 2006 was $58.3 million, which represented 1.61% of total loans and leases outstanding of $3.63 billion. At December 31, 2006, National Penn was in compliance with all applicable regulatory capital requirements. National Penn and National Penn Bank each are considered “well capitalized” as defined by banking regulators.

On November 17, 2006, National Penn paid a quarterly cash dividend of $0.1675 per share to shareholders of record as of November 4, 2006. National Penn has paid cash dividends without interruption for over 130 years.

__________

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc. is a $5.45 billion asset financial services company operating 80 community offices in Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, Nittany Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland.

National Penn's financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, L. L. C.; National Penn Mortgage Company; National Penn Insurance Agency, Inc.; and National Penn Leasing Company.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on the company's Web site at www.nationalpennbancshares.com.

_________

On January 1, 2006, National Penn adopted Statement of Financial Accounting Standard (SFAS 123(R)) Share-Based Payment, requiring the expensing of our stock compensation programs based on the fair value of the awards. The impact of the adoption of SFAS 123(R) is included in the financial results for all of 2006 and all prior periods have been restated as a result of the adoption of the modified retrospective method.

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance. This measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________

This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

Reconciliation Table for Non-GAAP Financial Measure

2006
Return on average shareholders’ equity	12.64%
Effect of goodwill and intangibles	14.42%
Return on average tangible equity	27.06%

Average tangible equity excludes acquisition-related average goodwill and intangibles (in millions):
Average shareholders’ equity	$507.1
Average goodwill and intangibles	(270.2)
Average tangible equity	$236.9

National Penn Bancshares, Inc.

Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006 (3)	2005 (2)(3)	2006 (3)	2005 (2)
STATEMENTS OF CONDITION
Total assets			$5,452,288	$4,603,389
Total loans and leases			3,631,937	3,049,808
Total deposits			3,825,633	3,309,046
Total shareholders' equity			542,869	447,668
Book value per share			11.32	10.02

EARNINGS
Total interest income	$79,376	$63,448	$302,185	$242,586
Total interest expense	42,012	26,643	148,826	93,937
Net interest income	37,364	36,805	153,359	148,649
Provision for loan and lease losses	840	750	2,541	3,200
Net interest income after provision
for loan and lease losses	36,524	36,055	150,818	145,449
Other income	19,403	14,464	66,869	57,016
Other expenses	34,845	30,008	133,333	125,064
Income before income taxes	21,082	20,511	84,354	77,401
Income taxes	4,711	4,622	20,245	18,921
Net income	$16,371	$15,889	$64,109	$58,480

Return on average assets	1.21%	1.39%	1.24%	1.29%
Return on average shareholders' equity	12.25%	14.29%	12.64%	13.39%
Return on average tangible equity (1)	26.28%	26.60%	27.06%	25.25%
Average shares - basic	47,803,077	44,773,819	47,491,081	44,628,677
Average shares - diluted	48,626,538	45,445,243	48,291,413	45,369,941

PER SHARE
Basic earnings	$0.34	$0.35	$1.35	$1.31
Diluted earnings	0.34	0.35	1.33	1.29
Dividends paid in cash	0.1675	0.1600	0.6500	0.6260

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	12.25%	14.29%	12.64%	13.39%
Effect of goodwill and intangibles	14.03%	12.31%	14.42%	11.86%
Return on average tangible equity	26.28%	26.60%	27.06%	25.25%
Average tangible equity excludes acquisition related
average goodwill and intangibles:
Average shareholders' equity	$530,421	$441,143	$507,084	$436,602
Average goodwill and intangibles	(283,297)	(204,154)	(270,200)	(204,975)
Average tangible equity	$247,124	$236,989	$236,884	$231,627

(2) Reflects the adoption of FAS 123(R) under the modified retrospective method. Share and per share information adjusted for a 3% stock dividend paid September 30, 2006.
(3) Unaudited

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/06
Date 1/22/2007

PAGE: 1 OF 5
	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$111,203	$111,374	$119,607	$111,755	$122,459
Trading Account Securities	-	-	-	-	-
Securities Available for Sale	1,010,897	945,598	953,784	1,003,070	941,106
Held to Maturity Securities	250,985	254,334	216,887	170,763	150,608
Other Securities	-	-	-	-	-
Total Securities	1,261,882	1,199,932	1,170,671	1,173,833	1,091,714
Total Cash and Securities	1,373,085	1,311,306	1,290,278	1,285,588	1,214,173
Loans & Leases Held for Investment*	3,613,422	3,577,068	3,485,169	3,386,911	3,031,225
Loans & Leases Held for Sale*	18,515	18,089	19,507	15,798	18,583
Total Loans and Leases*	3,631,937	3,595,157	3,504,676	3,402,709	3,049,808
*Indicates data net of unearned fees, gross of reserve
Loan Loss Reserve	(58,306)	(59,238)	(59,049)	(59,007)	(56,064)
Premises and Equipment, net	55,231	55,600	55,863	56,090	53,158
Bank Owned Life Insurance	98,638	97,522	89,365	88,507	82,688
Goodwill	263,787	261,573	261,490	261,946	187,995
Other Intangibles	19,993	21,652	22,413	21,526	16,087
Total Intangible Assets	283,780	283,225	283,903	283,472	204,082
Mortgage Servicing Rights	-	-	-	-	-
Purchased Credit Card Relationships	-	-	-	-	-
Real Estate Owned & Held for Investment	1,291	1,806	242	-	-
Assets from Discontinued Operations	-	-	-	-	-
Other Assets (2)	66,632	62,170	60,142	54,650	55,544
Total Assets (2)	$5,452,288	$5,347,548	$5,225,420	$5,112,009	$4,603,389

BALANCE SHEET - LIABILITIES ($000S)
Deposits	$3,825,633	$3,772,102	$3,786,748	$3,616,965	$3,309,046
Borrowings	878,522	854,129	726,835	786,252	677,183
Trust Preferred Securities	-	-	-	-	-
Subordinated Debt	142,527	142,527	142,527	142,527	127,063
Liabilities from Discontinued Operations	-	-	-	-	-
Other Liabilities	62,737	50,686	50,571	48,025	42,429
Total Liabilities	$4,909,419	$4,819,444	$4,706,681	$4,593,769	$4,155,721

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock	$-	$-	$-	$-	$-
Preferred Equity	$-	$-	$-	$-	$-
Shareholders Equity (2)	$542,869	$528,104	$518,739	$518,240	$447,668

MEMO ITEMS
Accumulated other comprehensive (loss) income	$1,861	$462	$(7,784)	$1,552	$3,189
Publicly Reported Book Value Per Share (1)(2)	$11.32	$11.06	$10.78	$10.78	$10.02
EOP Common Shares Outstanding (excluding Treasury shares)(1)	47,940,831	47,730,760	48,119,272	48,061,223	44,683,244
Treasury Shares Held By Company (1)	203,191	425,569	27,207	27,942	283,694
Did you announce a repurchase plan during this period?	NO	NO	NO	NO	YES
Number of Shares to be Repurchased in Plans (1)	3,669,375	3,669,375	3,669,375	3,669,375	3,669,375
Number of Shares Repurchased During Period (1)	21,889	539,278	83,574	52,235	326,689
Average Price of Repurchased Shares (1)	$20.30	$19.31	$19.61	$19.99	$19.48

(1) Adjusted for a 3% stock dividend paid September 30, 2006.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/06
PAGE: 2 OF 5

	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
	ENDED	ENDED	ENDED	ENDED	ENDED	YTD	YTD
INCOME STATEMENT ($000s)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	12/31/2006	12/31/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$79,376	$78,108	$75,345	$69,356	$63,448	$302,185	$242,586
Interest Expense	42,012	39,643	36,297	30,874	26,643	148,826	93,937
Net Interest Income	37,364	38,465	39,048	38,482	36,805	153,359	148,649
FTE adjustment	3,324	3,157	2,847	2,764	2,337	12,092	9,227
Net Interest Income (FTE)	40,688	41,622	41,895	41,246	39,142	165,451	157,876
Loan Loss Provision	840	561	460	680	750	2,541	3,200
Investment Securities Trans.	-	49	444	377	(235)	870	555
Nonrecurring Income	1,342	777	-	-	-	2,119	922
Nonrecurring Expense	(1,325)	(907)	306	(255)	(2,954)	(2,181)	(1,603)
Trading Account Income	-	-	-	-	-	-	-
Foreign Exchange Income	-	-	-	-	-	-	-
Wealth Management Income	3,785	3,515	3,519	3,222	2,349	14,041	9,076
Service Charges on Deposits	4,421	4,618	4,334	4,027	4,081	17,400	16,146
Cash management and electronic banking fees	2,033	2,071	2,017	2,106	2,073	8,227	7,680
Mortgage Banking Income	1,029	1,047	1,156	1,021	1,356	4,253	5,366
Insurance Income	1,638	1,745	1,719	1,753	1,534	6,853	6,970
Bank Owned Life Insurance Income	1,116	972	858	820	803	3,766	3,447
Other Noninterest Income	4,039	1,628	1,815	1,856	2,503	9,340	6,854
Total Noninterest Income(excludes securities gains/losses and non-recurring income)	18,061	15,596	15,418	14,805	14,699	63,880	55,539
Employee Comp. & Benefit Expense (2)	20,611	20,261	20,210	21,079	20,058	82,161	76,703
Occupancy & Equipment Expense	4,663	4,403	4,403	4,313	4,642	17,783	17,652
Amortization of Intangibles	773	761	741	643	594	2,918	2,374
Other Noninterest Expense	10,123	7,940	7,128	7,462	7,668	32,653	29,938
Total Noninterest Exp. (excludes non-recurring expenses) (2)	36,170	33,365	32,482	33,497	32,962	135,514	126,667
Minority Interest Expense	-	-	-	-	-	-	-
Net Income Before Taxes (2)	21,082	21,868	21,662	19,742	20,511	84,354	77,401
Tax Provision (2)	4,711	5,244	5,578	4,712	4,622	20,245	18,921
Net Income (2)	$16,371	$16,624	$16,084	$15,030	$15,889	$64,109	$58,480

EARNINGS PER SHARE:

Basic
Net income (1) (2)	$0.34	$0.35	$0.33	$0.32	$0.35	$1.35	$1.31
Diluted
Net income (1) (2)	$0.34	$0.34	$0.33	$0.32	$0.35	$1.33	$1.29
Average Shares Basic (1)	47,803,077	47,737,218	48,089,589	46,318,334	44,773,819	47,491,081	44,628,677
Average Shares Diluted (1)	48,626,538	48,555,112	48,888,091	47,223,331	45,445,243	48,291,413	45,369,941
Dividends on Preferred Stock ($000s)	$-	$-	$-	$-	$-	$-	$-

(1) Adjusted for a 3% stock dividend paid September 30, 2006.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

SUPPLEMENTAL DATA ($000s) (4)
Return on Avg. Assets (annualized)	1.21%	1.25%	1.25%	1.24%	1.39%	1.24%	1.29%
Return on Avg. Equity (annualized)	12.25%	12.83%	12.55%	13.00%	14.29%	12.64%	13.39%
Return on Avg. Tangible Equity (annualized) (3)	26.28%	28.60%	28.03%	25.43%	26.60%	27.06%	25.25%
Average Tangible Equity to Tangible Assets (5)	4.87%	4.61%	4.71%	5.12%	5.48%	4.82%	5.34%
Average Realized Tangible Equity to Average Tangible Assets Ratio (6)	4.84%	4.71%	4.76%	5.04%	5.35%	4.83%	5.06%

(3) (Net income x (365/92)), divided by (average equity - average goodwill and intangibles)
(5) Average tangible equity, divided by (average assets - average goodwill and intagibles).
(6) (Average tangible equity - average AOCI), divided by average tangible assets.

(3) (4) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	12.25%	12.83%	12.55%	13.00%	14.29%	12.64%	13.39%
Effect of goodwill and intangibles	14.03%	15.77%	15.49%	12.43%	12.31%	14.42%	11.86%
Return on average tangible equity	26.28%	28.60%	28.03%	25.43%	26.60%	27.06%	25.25%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$530,421	$514,172	$514,090	$468,943	$441,143	$507,084	$436,602
Average goodwill and intangibles	(283,297)	(283,564)	(283,971)	(229,228)	(204,154)	(270,200)	(204,975)
Average tangible equity	247,124	230,608	230,119	239,715	236,989	236,884	231,627

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/06

PAGE: 3 of 5

	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	12/31/2006	12/31/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$2,015	$1,518	$1,085	$1,239	$1,329	$5,857	$7,245
Recoveries on Loans	(243)	(1,147)	(667)	(606)	(388)	(2,663)	(2,519)
Net Loan Chargeoffs	$1,772	$371	$418	$633	$941	$3,194	$4,726

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$8,554	$8,316	$9,110	$9,381	$11,961
Renegotiated Loans	-	-	-	-	-
Other Real Estate Owned	1,291	1,806	242	-	-
Total Nonperforming Assets	$9,845	$10,122	$9,352	$9,381	$11,961
Loans 90+ Days Past Due & Still Accruing	94	222	17	106	183
NPAs plus Loans over 90	$9,939	$10,344	$9,369	$9,487	$12,144

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s) (1)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$395,479	$382,667	$380,866	$371,466	$363,646
Tier 1 Ratio (%)	9.77%	9.54%	9.72%	9.85%	10.55%
Total Capital (Tier 1 + Tier 2)	$449,586	$435,973	$432,832	$421,954	$409,654
Total Capital Ratio (%)	11.11%	10.86%	11.04%	11.19%	11.88%
Total Risk-Adjusted Assets	$4,048,475	$4,012,661	$3,919,628	$3,771,877	$3,448,142
Tier 1 Leverage Ratio	7.79%	7.65%	7.77%	8.77%	8.42%
Tangible Equity to Tangible Assets Ratio	5.01%	4.84%	4.75%	4.86%	5.54%
Realized Tangible Equity to Tangible Assets Ratio	4.98%	4.83%	4.91%	4.83%	5.46%

	AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

1-4 Family Mortgage Loans Serviced For Others	$82,086	$48,366	$50,065	$52,132	$90,761
Propriety Mutual Fund Balances	$-	$-	$-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)	$249,575	$252,841	$210,813	$167,845	$147,628
Common Stock Dividends (total $ in period)	$8,001	$7,645	$7,702	$7,692	$7,189
Dividends per Common Share (2)	$0.1675	$0.160	$0.160	$0.160	$0.160
EOP Employees (Full Time Equivalent)	1,197	1,198	1,224	1,217	1,141

(1) Adjusted for modified retrospective method adoption under FAS123 ( R ).
(2) Adjusted for a 3% stock dividend paid September 30, 2006.

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/06

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Breakdown: (REGULATORY)
Commercial/Industrial	$626,886	$607,461	$612,982	$589,021	$565,826
Commercial Real Estate	1,239,800	1,218,853	1,205,798	1,203,946	1,141,908
Residential Mortgage (including multi-family)	804,762	825,105	784,004	744,763	550,591
Real Estate Construction (and Land Development)	311,163	302,309	286,037	264,466	206,201
Home Equity (revolving and 2nd lien)	439,017	435,948	415,272	395,606	381,869
Consumer (Loans to Individuals)	56,721	55,227	52,990	61,451	60,586
Bank Card	-	-	-	-	-
Foreign	-	-	-	-	-
Other Loans	153,588	150,254	147,593	143,456	142,827
Total Loans (net of unearned)	3,631,937	3,595,157	3,504,676	3,402,709	3,049,808
Investment Securities (incl. trading assets)	1,261,882	1,199,932	1,170,671	1,173,833	1,091,714
Other Earning Asset	4,576	9,974	12,054	7,860	5,937
Total Earning Assets (net of loan loss reserve)	4,840,089	4,805,063	4,628,352	4,525,395	4,091,396
Total Assets	5,452,288	5,347,548	5,225,420	5,112,009	4,603,389
Deposit Breakdown:
Savings	215,156	225,523	249,901	275,766	193,024
NOW Accounts	690,781	748,163	718,146	742,034	741,269
Money Market Accounts	924,804	865,238	838,199	661,031	607,063
Certificates	950,326	914,869	879,405	917,979	776,794
CDs>$100m	535,103	523,052	575,188	501,166	480,975
Foreign CDs	-	-	-	-	-
Total Int. Bearing Deposits	3,316,170	3,276,845	3,260,839	3,097,976	2,799,125
Non-Interest Bearing Deposits	509,463	495,257	525,909	518,989	509,921
Total Deposits	3,825,633	3,772,102	3,786,748	3,616,965	3,309,046
Short-Term Borrowings	417,746	641,587	494,029	538,185	428,771
Long-Term Debt	603,303	355,069	375,333	390,594	375,475
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	4,846,682	4,768,758	4,656,110	4,545,744	4,113,292
Total Int. Bearing Liabilities	4,337,219	4,273,501	4,130,201	4,026,755	3,603,371
Total Stockholders Equity	$542,869	$528,104	$518,739	$518,240	$447,668

PERIOD END BALANCES:

Loan Breakdown: (internal)
Business Purpose Loans	$1,437,781	$1,408,855	$1,408,035	$1,419,903	$1,391,317
Residential Mortgage	529,699	540,512	510,426	470,369	282,882
Commercial Real Estate, Construction and Land Dev	1,204,015	1,189,274	1,153,452	1,122,726	1,011,084
Consumer (loans to Individual)	460,432	456,516	432,762	389,711	364,525
Total Loans (net of unearned)	$3,631,927	$3,595,157	$3,504,675	$3,402,709	$3,049,808

Financial Update for NATL PENN BCSHS (NPBC) FOR 12/31/06

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD
	12/31/2006		9/30/2006		6/30/2006		3/31/2006		12/31/2005		12/31/2006
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$3,599,781	7.25%	$3,547,993	7.22%	$3,474,861	7.19%	$3,254,237	7.04%	$3,028,408	6.81%	$3,470,381	7.19%
Investment Securities (incl. trading assets)	1,220,595	5.44%	1,190,648	5.44%	1,171,649	5.43%	1,156,448	5.45%	1,072,424	5.08%	1,185,027	5.44%
Other Earning Assets	3,940	6.35%	10,774	2.69%	12,370	1.78%	7,430	6.93%	9,350	3.78%	8,625	4.64%

Total Earning Assets	4,824,316	6.80%	4,749,415	6.76%	4,658,880	6.73%	4,418,115	6.62%	4,110,182	6.35%	4,664,033	6.74%
Total Earning Assets (net of loan loss reserve)	4,764,980	6.89%	4,689,914	6.85%	4,599,512	6.82%	4,359,620	6.71%	4,053,850	6.44%	4,604,854	6.82%
Total Assets	5,360,420	6.12%	5,283,841	6.08%	5,173,171	6.06%	4,911,582	5.96%	4,529,657	5.76%	5,182,147	6.06%

Savings	223,624	1.29%	238,225	1.31%	264,990	1.32%	258,579	1.25%	197,092	0.92%	246,236	1.29%
NOWAccounts	723,131	2.71%	734,504	1.68%	802,859	2.59%	739,033	2.20%	744,684	2.14%	749,796	2.30%
Money Market Accounts	906,398	3.52%	854,579	4.14%	698,743	2.91%	654,767	2.55%	612,719	2.13%	779,084	3.36%
Certificates	1,479,073	4.59%	1,475,237	4.44%	1,429,794	4.19%	1,318,803	3.87%	1,217,068	3.67%	1,426,301	4.29%

Total Int. Bearing Deposits	3,332,226	3.67%	3,302,545	3.52%	3,196,386	3.27%	2,971,182	2.93%	2,771,563	2.72%	3,201,417	3.36%

Non-Interest Bearing Deposits	492,839		503,751		512,748		504,172		505,316		502,167
Total Deposits	3,825,065	3.20%	3,806,296	3.06%	3,709,134	2.82%	3,475,354	2.51%	3,276,879	2.30%	3,703,584	2.91%

Short-Term Borrowings	432,623	3.75%	533,418	3.85%	520,330	3.96%	534,795	3.23%	389,624	2.49%	505,089	3.70%
Long-Term Borrowings	515,857	5.47%	374,798	5.44%	378,625	5.38%	387,003	5.35%	375,541	5.49%	414,316	5.42%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)	4,773,545	3.49%	4,714,512	3.34%	4,608,089	3.16%	4,397,152	2.85%	4,042,044	2.62%	4,622,989	3.22%
Total Int. Bearing Liabilities	4,280,706	3.89%	4,210,761	3.74%	4,095,341	3.55%	3,892,980	3.22%	3,536,728	2.99%	4,120,822	3.61%
Total Shareholder's Equity	$530,421		$514,172		$514,090		$468,943		$441,143		$507,095

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.39%		3.50%		3.65%		3.84%		3.83%		3.59%
Net Yield on Earning Assets: (Margin)		3.35%		3.45%		3.61%		3.79%		3.78%		3.55%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

	PA
Total Number of Banking Offices		79	79	79	78	73
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	1	1	1	1
Total Number of ATMs		82	82	82	81	73

	MD
Total Number of Banking Offices		1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		0	0	0	0	0
Total Number of ATMs		1	1	1	1	1

	TOTAL
Total Number of Banking Offices		80	80	80	79	74
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	1	1	1	1
Total Number of ATMs		83	83	83	82	74

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?	YES
Periods Restated on this report:	12/31/2005
Reason:	Adjusted for modified retrospective method adoption under FAS123 ( R ).